UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2014

ITEM 1 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2014

WESTERN ASSET

MIDDLE MARKET

INCOME FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Middle Market Income Fund Inc. for the period since the Fund’s commencement of operations on August 26, 2014 through October 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 28, 2014

II	Western Asset Middle Market Income Fund Inc.

Investment commentary

The Investment Commentary covers the Fund’s initial reporting period (the Fund’s commencement of operations on August 26, 2014 through October 31, 2014).

Economic review

After a period of weakness, the U.S. economy continued expanding during the period from August 26, 2014 through October 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s was -2.1% during the first quarter — the first negative GDP report in three years. This was partially attributed to severe winter weather in January and February. Negative contributions were widespread: private inventory investment, exports, state and local government spending, and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during every month of the reporting period. The PMI was 59.0 in August, its best reading since March 2011 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. Unemployment then fell to 5.9% in September and 5.8% in October 2014, the latter being the lowest level since July 2008.

Western Asset Middle Market Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. Did Treasury yields trend higher or lower during the reporting period ended October 31, 2014?

A. Short-term Treasury yields modestly declined, whereas long-term Treasury yields moved slightly higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.52%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.50%. The yield on the ten-year Treasury began the period at 2.39%. It fell as low as 2.15% on October 15, 2014 and as high as 2.63% on September 18, 2014, and ended the period at 2.35%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors were volatile at times and produced mixed results during the reporting period. After generally rising in August, the spread sectors largely declined in September and then rallied in October. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, returned 0.59% during the reporting period.

Q. How did the high-yield bond market perform over the reporting period ended October 31, 2014?

A. The U.S. high-yield bond market returned -0.87% during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns in August and October, but this was offset by weak results in September. While fundamentals in the high-yield market did not meaningfully change in September, it was dragged down during the month by periods of investor risk aversion and weak demand.

IV	Western Asset Middle Market Income Fund Inc.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The emerging markets debt asset class posted a positive return in August, but a flight to quality in September caused it to perform poorly. The asset class ended the reporting period by rallying in October as Treasury yields generally declined and demand improved. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii declined 0.61% during the reporting period.

Performance review

For the period since the Fund’s commencement of operations on August 26, 2014 through October 31, 2014, Western Asset Middle Market Income Fund Inc. returned -2.34% based on its net asset value (“NAV”).viii The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield – 2% Issuer Cap Caa Component Indexix returned -2.81% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned -1.65% for the two-month period ended October 31, 2014. Please note that Lipper performance returns are based on each fund’s NAV.

The performance table shows the Fund’s total return since its commencement of operations on August 26, 2014 through October 31, 2014 based on its NAV as of October 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2014 (unaudited)
Price Per Share	Total Return** since Commencement of Operations***
$974.85 (NAV)	-2.34%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the disposition of shares.

***The Fund commenced operations on August 26, 2014.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWMFX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

As always, thank you for your confidence in our stewardship of your assets.

Western Asset Middle Market Income Fund Inc.	V

Investment commentary (cont’d)

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 28, 2014

RISKS: An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. All investments are subject to risk, including possible loss of principal. Fixed-income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed-income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its Managed Assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices; the prices must be estimated by Western Asset, the Fund’s subadviser. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Middle Market Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

ix

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index and is comprised of Caa-rated securities included in this Index.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category.

Western Asset Middle Market Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2014

Total Spread Duration
XWMFX	— 3.42 years
Benchmark	— 3.41 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

2	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2014

Total Effective Duration
XWMFX	— 3.37 years
Benchmark	— 3.42 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2014

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 89.1%
Consumer Discretionary — 21.7%
Diversified Consumer Services — 0.8%
Affinion Group Inc., Senior Notes	7.875%	12/15/18	$3,000,000	$2,355,000
Hotels, Restaurants & Leisure — 5.2%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	4,000,000	3,800,000	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	4,000,000	3,860,000	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	5,000,000	5,050,000	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	9.250%	11/30/20	3,491,169	3,403,890	(a)
Total Hotels, Restaurants & Leisure				16,113,890
Household Durables — 1.7%
APX Group Inc., Senior Notes	8.750%	12/1/20	6,000,000	5,220,000
Media — 5.9%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	5,500,000	5,307,500	(a)
iHeartCommunications Inc., Senior Secured Notes	9.000%	9/15/22	5,000,000	5,037,500	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	7,000,000	8,015,000	(a)(b)
Total Media				18,360,000
Specialty Retail — 2.7%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,400,000	1,148,000	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	5,500,000	4,049,375	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	3,000,000	3,037,500	(a)(b)
Total Specialty Retail				8,234,875
Textiles, Apparel & Luxury Goods — 5.4%
American Achievement Corp., Secured Notes	10.875%	4/15/16	5,000,000	4,925,000	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	5,000,000	4,812,500	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	7,000,000	7,035,000	(a)
Total Textiles, Apparel & Luxury Goods				16,772,500
Total Consumer Discretionary				67,056,265
Consumer Staples — 6.5%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	500,000	518,750	(a)
Food & Staples Retailing — 2.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	7,750,000	7,391,563	(a)
Food Products — 1.4%
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	4,210,000	4,273,150	(a)

See Notes to Financial Statements.

4	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Household Products — 1.0%
Sun Products Corp., Senior Notes	7.750%	3/15/21	$4,000,000	$2,980,000	(a)
Tobacco — 1.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	5,000,000	4,800,000
Total Consumer Staples				19,963,463
Energy — 13.8%
Energy Equipment & Services — 3.0%
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	4,250,000	3,091,875	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	5,000,000	4,475,000	(a)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,500,000	1,530,000	(a)
Total Energy Equipment & Services				9,096,875
Oil, Gas & Consumable Fuels — 10.8%
Gastar Exploration Inc., Senior Secured Notes	8.625%	5/15/18	4,000,000	3,865,000
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	6,000,000	5,036,250
Linc USA GP/Linc Energy Finance USA Inc., Secured Notes	12.500%	10/31/17	5,000,000	5,125,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	7,000,000	7,000,000
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	5,500,000	5,142,500
Rice Energy Inc., Senior Notes	6.250%	5/1/22	2,000,000	1,943,750	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	4,000,000	2,980,000
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	2,500,000	2,350,000	(a)
Total Oil, Gas & Consumable Fuels				33,442,500
Total Energy				42,539,375
Financials — 5.1%
Banks — 1.0%
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	3,000,000	3,105,975	(a)(c)(d)
Capital Markets — 1.6%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.500%	4/15/21	5,000,000	4,987,500	(a)
Consumer Finance — 2.5%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	4,695,000	4,859,325	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	3,000,000	2,940,000	(a)
Total Consumer Finance				7,799,325
Total Financials				15,892,800
Health Care — 5.0%
Health Care Equipment & Supplies — 1.5%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	5,000,000	4,731,250

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2014

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 3.5%
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	$6,500,000	$6,630,000
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	4,375,000	4,102,000
Total Health Care Providers & Services				10,732,000
Total Health Care				15,463,250
Industrials — 16.2%
Aerospace & Defense — 3.9%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,854,000	4,829,730	(a)
Erickson Inc., Secured Notes	8.250%	5/1/20	3,500,000	3,325,000
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	4,000,000	3,890,000	(a)
Total Aerospace & Defense				12,044,730
Commercial Services & Supplies — 1.9%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	3,280,000	3,280,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,500,000	2,587,500
Total Commercial Services & Supplies				5,867,500
Construction & Engineering — 6.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	5,000,000	4,312,500	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	5,000,000	5,143,750	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,000,000	4,975,000	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	5,465,000	5,587,962	(a)
Total Construction & Engineering				20,019,212
Electrical Equipment — 1.3%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	4,000,000	4,110,000	(a)(b)
Road & Rail — 1.2%
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	3,500,000	3,583,125	(a)
Transportation — 1.4%
JCH Parent Inc., Senior Notes	10.500%	3/15/19	4,500,000	4,353,750	(a)(b)
Total Industrials				49,978,317
Information Technology — 3.0%
Electronic Equipment, Instruments & Components — 1.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	5,000,000	5,112,500
Internet Software & Services — 1.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	4,234,000	4,244,585	(a)(b)
Total Information Technology				9,357,085

See Notes to Financial Statements.

6	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Materials — 14.3%
Chemicals — 2.3%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	$500,000	$517,500	(a)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	6,560,000	6,691,200	(a)
Total Chemicals				7,208,700
Containers & Packaging — 2.9%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	5,000,000	5,137,550	(a)(b)
Consolidated Container Co. LLC/Consolidated Container Capital Inc., Senior Notes	10.125%	7/15/20	4,000,000	3,780,000	(a)
Total Containers & Packaging				8,917,550
Metals & Mining — 6.4%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	6,000,000	5,190,000	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	6,733,000	5,874,542
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	1,200,000	1,320,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	7,000,000	7,420,000
Total Metals & Mining				19,804,542
Paper & Forest Products — 2.7%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,500,000	2,782,500	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	5,500,000	5,637,500
Total Paper & Forest Products				8,420,000
Total Materials				44,350,792
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,500,000	1,389,495	(a)
Utilities — 3.1%
Electric Utilities — 1.7%
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	5,000,000	5,400,000
Independent Power and Renewable Electricity Producers — 1.4%
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	3,897,178	4,264,974
Total Utilities				9,664,974
Total Corporate Bonds & Notes (Cost — $284,547,383)				275,655,816
Senior Loans — 7.7%
Consumer Discretionary — 1.4%
Diversified Consumer Services — 0.6%
Affinion Group Inc., Second Lien Term Loan	—	10/12/18	2,000,000	1,871,500	(e)
Textiles, Apparel & Luxury Goods — 0.8%
TOMS Shoes LLC, Term Loan B	—	11/28/20	2,530,000	2,327,600	(e)
Total Consumer Discretionary				4,199,100

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2014

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 1.6%
Food Products — 1.6%
AdvancePierre Foods Inc., Second Lien Term Loan	—	10/10/17	$5,000,000	$4,965,625	(e)
Energy — 1.4%
Oil, Gas & Consumable Fuels — 1.4%
Arch Coal Inc., Term Loan B	—	5/16/18	5,000,000	4,441,070	(e)
Health Care — 1.3%
Health Care Providers & Services — 1.3%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	4,000,000	4,103,752	(f)(g)
Information Technology — 1.3%
Electronic Equipment, Instruments & Components — 1.3%
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	4,000,000	3,960,000	(f)(g)
Materials — 0.7%
Paper & Forest Products — 0.7%
NewPage Corp., Term Loan	—	2/11/21	2,080,000	2,033,200	(e)
Total Senior Loans (Cost — $23,663,823)				23,702,747
Total Investments before Short-Term Investments (Cost — $308,211,206)				299,358,563
Short-Term Investments — 11.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $34,193,113)	0.080%		34,193,113	34,193,113
Total Investments — 107.9% (Cost — $342,404,319#)				333,551,676
Liabilities in Excess of Other Assets — (7.9)%				(24,281,010)
Total Net Assets — 100.0%				$309,270,666

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	All or a portion of this loan is unfunded as of October 31, 2014. The interest rate for fully unfunded term loans is to be determined.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

8	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

October 31, 2014

Assets:
Investments, at value (Cost — $342,404,319)	$333,551,676
Interest receivable	7,505,701
Total Assets	341,057,377

Liabilities:
Payable for securities purchased	26,199,816
Due to custodian	4,703,062
Payable for offering costs	491,935
Investment management fee payable	329,503
Directors’ fees payable	2,360
Accrued expenses	60,035
Total Liabilities	31,786,711
Total Net Assets	$309,270,666

Net Assets:
Par value ($0.001 par value, 317,249 shares issued and outstanding; 100,000,000 shares authorized)	$317
Paid-in capital in excess of par value	316,614,385
Undistributed net investment income	2,078,715
Accumulated net realized loss on investments	(570,108)
Net unrealized depreciation on investments	(8,852,643)
Total Net Assets	$309,270,666

Shares Outstanding	317,249

Net Asset Value	$974.85

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	9

Statement of operations (unaudited)

For the Period Ended October 31, 2014†

Investment Income:
Interest	$2,859,692

Expenses:
Investment management fee (Note 2)	707,893
Audit and tax fees	21,377
Legal fees	19,038
Directors’ fees	10,421
Fund accounting fees	8,617
Shareholder reports	8,284
Transfer agent fees	3,006
Custody fees	738
Miscellaneous expenses	1,603
Total Expenses	780,977
Net Investment Income	2,078,715

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss from Investment Transactions	(570,108)
Change in Net Unrealized Appreciation (Depreciation) from Investments	(8,852,643)
Net Loss on Investments	(9,422,751)
Decrease in Net Assets from Operations	$(7,344,036)

†	For the period August 26, 2014 (commencement of operations) to October 31, 2014.

See Notes to Financial Statements.

10	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

Statement of changes in net assets

For the Period Ended October 31, 2014 (unaudited)	2014†

Operations:
Net investment income	$2,078,715
Net realized loss	(570,108)
Change in net unrealized appreciation (depreciation)	(8,852,643)
Decrease in Net Assets from Operations	(7,344,036)

Fund Share Transactions:
Net proceeds from sale of shares (317,149 shares issued)‡	316,514,702
Increase in Net Assets From Fund Share Transactions	316,514,702
Increase in Net Assets	309,170,666

Net Assets:
Beginning of period*	100,000
End of period**	$309,270,666
**Includesaccumulated net investment income of:	$2,078,715

*	100 shares issued and outstanding (100 shares were issued to Legg Mason, Inc. on June 23, 2014).

†	For the period August 26, 2014 (commencement of operations) to October 31, 2014.

‡	Net of offering costs of $634,298.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	11

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
2014[1,2]

Net asset value, beginning of period	$998.00 [3]

Income (loss) from operations:
Net investment income	6.55
Net realized and unrealized loss	(29.70)
Total loss from operations	(23.15)

Net asset value, end of period	$974.85
Total return, based on NAV[4]	(2.34)%

Net assets, end of period (000s)	$309,271

Ratios to average net assets:
Gross expenses[5]	1.38%
Net expenses[5,6]	1.38
Net investment income[5]	3.67

Portfolio turnover rate	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 26, 2014 (commencement of operations) to October 31, 2014 (unaudited).

[3]	Initial public offering price of $1,000.00 per share, exclusive of sales load, less offering costs of $2.00 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

12	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets, which are the net assets of the Fund plus the principal amount of any borrowings, in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. It is anticipated that the Fund will terminate on December 30, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

14	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$275,655,816	—	$275,655,816
Senior loans	—	23,702,747	—	23,702,747
Total long-term investments	—	$299,358,563	—	$299,358,563
Short-term investments†	$34,193,113	—	—	34,193,113
Total investments	$34,193,113	$299,358,563	—	$333,551,676

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve

16	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s quarterly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) serve as additional subadvisers to the Fund, pursuant to separate subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a fee for their services at no additional expense to the Fund. Each of Western Asset Limited, Western Singapore and Western Japan receives a fee from Western Asset, payable monthly, in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

LMPFA has agreed to pay all of the Fund’s organizational expenses and the Fund’s offering costs, other than the sales load, to the extent offering costs are in excess of $2.00 per share.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

18	Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report

3. Investments

During the period ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$314,486,157
Sales	5,567,200

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$884,532
Gross unrealized depreciation	(9,737,175)
Net unrealized depreciation	$(8,852,643)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended October 31, 2014, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $136,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement.

During the period ended October 31, 2014, the Fund had no borrowing outstanding.

6. Distributions subsequent to October 31, 2014

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/17/14	12/24/14	$18.50

Western Asset Middle Market Income Fund Inc. 2014 Semi-Annual Report	19

Board approval of management and sub-advisory agreements (unaudited)

Background

At an in-person meeting (the “Organization Meeting”) of the Board of Directors (the “Board”) of Western Asset Middle Market Income Fund Inc. (the “Fund”) held on May 15 and 16, 2014, the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch the Fund. The Fund was initially organized, but not launched, in August 2011, under another name and with a different investment objective, as a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). In connection with the proposed launch, the Board at the Organization Meeting approved a change in the name and investment objective for the Fund and considered the approval for a two-year period of the Fund’s management agreement in its current form (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), who provides the Fund with investment advisory and administrative services. The Board also approved a sub-advisory agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (“Western Asset”), and separate sub-advisory agreements (individually, a “Non-U.S. Sub-Advisory Agreement,” and collectively, the “Non-U.S. Sub-Advisory Agreements) between Western Asset and each of Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan, and Western Asset London together are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan, and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” The Western Asset Sub-Advisory Agreement and the Non-U.S. Sub-Advisory Agreements are hereinafter referred to individually as a “Sub-Advisory Agreement,” and collectively as the “Sub-Advisory Agreements”. The Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain sub-advisory services pursuant to the Sub-Advisory Agreements. The Management Agreement and the Sub-Advisory Agreements hereinafter are collectively referred to as the “Advisory Agreements.” The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason. The Directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Directors received information (the “Contract Approval Information”) from the Manager and Western Asset relevant to their review of the Advisory Agreements. A presentation was made by the Manager and Western Asset at the Organization Meeting regarding the Fund and the services to be provided by the Manager and the Sub-Advisers pursuant to the Advisory Agreements.

The discussion below covers both advisory and administrative functions to be rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions to be rendered by the Sub-Advisers.

20	Western Asset Middle Market Income Fund Inc.

Nature, extent and quality of the services to be provided to the fund under the advisory agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager under the Management Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Directors also considered the Manager’s supervisory responsibilities under the Management Agreement in respect of the Sub-Advisers and Western Asset’s supervisory responsibilities under the Western Asset Sub-Advisory Agreement in respect of the Non-U.S. Sub-Advisers. The Board noted that the Fund had no operating history but took into consideration the knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager and Western Management in their management of other closed-end funds (“Closed-end Funds”) under the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers (including the Sub-Advisers) and other service providers to the other Closed-End Funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established by the Manager and the Sub-Advisers pursuant to the 1940 Act and reviewed the compliance programs and capabilities of the Manager and the Sub-Advisers with the CCO.

As a fund with no operating history, the Fund had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Advisory Agreements. The Board reviewed the investment objectives and policies of the Fund with the Manager and Western Asset and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Manager and Western Asset noted that the Manager also manages, and Western Asset also provides sub-advisory services to, another Closed-end Fund launched in 2012 with investment objectives and strategies similar to the Fund. The Board considered, based on its knowledge of the Manager and Western Asset, the financial resources available to Legg Mason to support the activities of the Manager and the Sub-Advisers is respect of the Fund.

The Board considered the division of responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory responsibilities, provided that the Manager in each case will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, management of Fund assets is provided by Western Asset pursuant to the Western Asset Sub-Advisory Agreement. Similarly, the Western Asset Sub-Advisory Agreement permits Western Asset to delegate

Western Asset Middle Market Income Fund Inc.	21

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

certain of its responsibilities, including its sub-advisory responsibilities, provided that Western Asset in each case will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Non-U.S. Sub-Advisory Agreement with Western Asset.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager and the Sub-Advisers under the Advisory Agreements.

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and quality of the management, investment advisory, and other services expected to be provided by the Manager and the Sub-Advisers to the Fund. The Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets. The Board noted that the Manager and not the Fund pays the Contractual Management Fee to Western Asset under the Western Asset Sub-Advisory Agreement and, accordingly, the retention of Western Asset would not increase the fees or other expenses to be incurred by the Fund. Similarly, the Board noted that the Contractual Management Fee payable to each of the Non-U.S. Sub-Advisers under its Non-U.S. Sub-Advisory Agreement are paid by Western Asset, not the Fund, and accordingly the retention of such Non-U.S. Sub-Adviser would not increase the fees or other expenses to be incurred by the Fund. The Contractual Management Fees payable by the Manager to Western Asset under the Western Asset Sub-Advisory Agreement and by Western Asset to each Non-U.S. Sub-Adviser under its Non-U.S. Sub-Advisory Agreement are hereinafter referred to collectively as the “Sub-Advisory Fees.” The Board observed that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including its chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Manager noted that during periods when the Fund uses financial leverage, fees paid to the Manager will be higher than if the Fund did not use financial leverage because the fees are calculated as a percentage of the Fund’s managed assets, including those investments purchased with leverage. Consequently, the Manager and the Sub-Advisers might have a financial incentive to use leverage. The Manager discussed the expected expense ratio of the Fund and the costs of launching the Fund. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Manager discussed the Fund’s proposed underwriting

22	Western Asset Middle Market Income Fund Inc.

arrangements. Among other things, underwriters were expected to receive a sales load of 3.00% of the offering price of each share. The Board noted a proposal by the Manager to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than sales load) in excess of $2.00 per share. The Manager advised the Board that the total offering expenses might include distribution assistance payments to an affiliate.

As a fund with no operating history, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organization Meeting, but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. Profitability to the Sub-Advisers was not considered to be a material factor in the Board’s consideration since Western Asset’s Sub-Advisory Fees will be paid by the Manager and the Sub-Advisory Fees payable to the Non-U.S. Sub-Advisers will be paid by Western Asset. Under the circumstances, the Board concluded that the profitability projected in the pro forma information was reasonable, but did not give such information significant weight in its evaluations because of its speculative nature.

Economies of scale

The Board noted that the Manager in the Contractual Management Fee does not incorporate breakpoints to reflect the potential for reducing the Contractual Management Fee as assets grow. However, the Board also noted that the amount of assets that will be invested in the Fund is uncertain and, as a closed-end fund, that any significant growth in the Fund’s assets after its launch generally will occur only through appreciation in the value of the Fund’s investments. Under the circumstances, the Board concluded the Contractual Management Fee structure is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the expense information presented and the nature, extent and overall quality of the services expected to be provided under the Advisory Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the Board did not regard the other ancillary benefits that the Manager and its affiliates expect to receive as excessive.

*  *  *

Based on their discussions and considerations, including those described above, the Board, including the Independent Directors, approved each of the Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreements. Each Board member attributed

Western Asset Middle Market Income Fund Inc.	23

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Organization Meeting, the Board received a memorandum from counsel to the Fund discussing its responsibilities in connection with the proposed approval of the Advisory Agreements as part of the Contract Approval Information. Prior to voting, the Independent Directors also discussed the proposed approval of the Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Advisers were present.

24	Western Asset Middle Market Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the net asset value determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting the American Stock Transfer & Trust Company, LLC (“the Plan Agent”). If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC, as dividend paying agent.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 877-366-6441.

Western Asset Middle Market Income Fund Inc.	25

Western Asset

Middle Market Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Co. Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

*	Mr. Salacuse retired from the Board of Directors on June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Middle Market Income Fund Inc.

WA Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WASX107256 12/14 SR14-2381

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTNG POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014